Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 14:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.	Royalty commitments:

Under the Company’s research and development agreements with the Office of the Chief Scientist (“OCS”) and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the OCS. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the OCS after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate of LIBOR applicable to dollar deposits at the time the grants are received. No grants were received since 2007.As of December 31, 2019, the Company has an outstanding contingent obligation to pay royalties to the OCS, including interest, in the amount of approximately $ 3,794, with respect to the grants. Since year 2012, the developed software for which the grant was received is no longer being sold and is not expected to be sold in the future, accordingly no royalty expenses were recorded during the respective years, and the Company anticipates that no royalties will be paid in the future.

2.	Litigation:

1.	As of December 31, 2019 The Company is a party to legal proceedings.

On December 4, 2018 the lessors of the Company’s facilities in Rishon Lezion filed a claim against the Company in the amount of NIS 1,800,000 (approximately $500,000). The Company was the previous owner of these facilities and had sold them to the Lessor in May 2013. The plaintiffs claim the Company misrepresented the physical status of the sold premises. The Company rejects the claim and has filed a counterclaim of NIS 850,000 (approximately $222,000) alleging breaches by the lessors of the lease agreement. In July 2019, the court dismissed the counterclaim as well as all of the allegations of the plaintiffs, excluding the claim regarding the depreciation of the facilities’ value for which an appraiser has been appointed by the court.

2.	On April 9, 2017 D.D. Goldstein Properties and Investments Ltd., a shareholder of the Company (the “Plaintiff”) filed a claim against the Company’s prior Chairman Yosi Lahad, the Company’s prior Co-CEO, Yuval Viner, the Company’s Co-CEO and CFO, Eyal Cohen and Ms. Gabriela Jacobs, an (indirect) shareholder of the Company.

The Plaintiff claimed that the defendants, acting in bad faith, breached their duties of loyalty and care and several laws, by inducing the Plaintiff to purchase shares of the Company. The Plaintiff claimed that he was led to believe that the defendants shall facilitate his becoming a controlling shareholder of the Company. The claim was for a total amount of NIS 2,600,000 (approximately $750,000).

On February 17, 2019 the parties reached a settlement agreement, which received court approval, pursuant to which the claim was dismissed against a certain payment to the Plaintiff. The payment was made by the Company’s insurance company, and the Company contributed the deductible in the amount of $35,000.